FOURTH AMENDMENT TO LOAN AGREEMENT

     FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) dated as of    , 2004 by and among Kramont Operating Partnership, L.P., a Delaware limited partnership having an address at 580 W. Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 (“Borrower”) and FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110, WILMINGTON TRUST OF PENNSYLVANIA, a Pennsylvania state banking institution, with a place of business at Suite 6, 795 E. Lancaster Avenue, Villanova, Pennsylvania 19085, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, with a place of business at 123 South Broad Street, 15th Floor, Philadelphia, Pennsylvania 19109, COMPASS BANK, an Alabama banking corporation, with a place of business at 15 South 20th Street, 15th Floor, Birmingham, Alabama 35233, FIRSTRUST BANK, a Pennsylvania state chartered institution, with a place of business at 15 East Ridge Pike, Conshohocken, Pennsylvania 19428, COMMERZBANK AG, licensed to do business in the State of New York, with a place of business at 2 World Financial Center, New York, New York 10281, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, with a place of business at 209 South LaSalle Street, Suite 410, Chicago, Illinois 60604 (the “Lenders”) and FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110, as agent for itself and such other lending institutions (in such capacity, the “Administrative Agent”);

     WHEREAS, the Administrative Agent, certain of the Lenders, and the Borrower entered into a certain Loan Agreement dated as of December 20, 2002, as modified by that certain First Amendment to Loan Agreement dated as of March 19, 2003, as further modified by that certain Second Amendment to Loan Agreement dated as of September 26, 2003, and as further modified by that certain Third Amendment to Loan Agreement dated as of December 10, 2003 (collectively, the “Loan Agreement”); and

     WHEREAS, the Administrative Agent, the Lenders and the Borrower desire to amend and modify certain terms and provisions of the Loan Agreement;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the Administrative Agent, the Lenders, and the Borrower hereby agree that the Loan Agreement is hereby amended as follows:

1.	Incorporation of Terms and Conditions of Loan Agreement. All of the terms and conditions of the Loan Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.	Representations and Warranties. Borrower hereby represents and warrants that (i) no Default by Borrower exists under the Loan Agreement or under any other Loan Documents, and (ii) all representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof.

3.	Amendment to Article 1. Article 1.3 is hereby amended by deleting “ONE HUNDRED AND TWENTY-FIVE MILLION DOLLARS ($125,000,000.00)” beginning in the second line thereof in its entirety and substituting “TWO HUNDRED MILLION DOLLARS ($200,000,000.00)” in its stead.

4.	Amendments to Article 2. Article 2 to the Loan Agreement is hereby amended as follows:

a.	Section 2.1.1(ii) is hereby amended to add the following at the end thereof:

       “The Borrower shall have the right during any time within twenty-four (24) months after the Fourth Amendment Date to elect to increase the Established Loan Amount to an aggregate amount not to exceed Two Hundred Million ($200,000,000.00) Dollars; provided, however, after such increase the Established Loan Amount shall not exceed the Total Commitments (as such may be increased after the date hereof) as determined by the Administrative Agent. Such right may be exercised by the Borrower by written notice to the Administrative Agent, which election shall designate the increased Established Loan Amount. The Borrower shall execute, deliver and satisfy, and shall cause each Loan Party to execute, deliver, and satisfy, any and all documentation and other conditions reasonably required by the Administrative Agent in order to evidence and effectuate the increase in the Established Loan Amount. Any such increase of the Established Loan Amount shall not be effective until written confirmation from the Administrative Agent to the Borrower and the Lenders of such increased amount and the confirmation that such amount does not exceed the Total Commitments. In connection with any increase in the Established Loan Amount, no Lender shall be required to increase the amount of such Lender’s Commitment. Any such increase shall be subject to the Borrower’s payment of the commitment fee in accordance with Section 2.4.1.”

b.	Section 2.1.2 (i) is hereby amended by deleting “five (5)” in the fifth line thereof and substituting “three (3)” in its stead.

c.	Section 2.2.1 is hereby deleted in its entirety and the following substituted in its stead:

       “2.2.1. The Loan shall be for a term (the “Term”) commencing on the date hereof and ending on the Initial Maturity Date, or, if the Loan is extended in connection with Section 2.9 hereof, the Extended Maturity Date (such Initial Maturity Date or Extended Maturity Date, the Loan Termination Date (if applicable), or such earlier date as the Loan is accelerated upon an Event of Default, the “Maturity Date”).”

d.	Section 2.7.1 is hereby amended by deleting the words “Ten Million Dollars ($10,000,000.00)” in the eighth line thereof and substituting the words “ten percent (10%) of the Established Loan Amount” in their stead.

e.	Article 2 is hereby amended by adding the following Section 2.8 thereto:

       “2.8. Swingline Loans.

            (a) Subject to the terms and conditions set forth herein, the Administrative Agent agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.8, to make Swingline Loans in Dollars at any time up to the amount of the Swingline Loan Ceiling, notwithstanding the fact that such Swingline Loans, when aggregated with the Administrative Agent’s Commitment Percentage of the outstanding principal balance of the Loan and the Administrative Agent’s L/C Exposure as a Lender, may exceed the amount of the Administrative Agent’s Commitment as a Lender; provided, however, that after giving effect to any Swingline Loan, the aggregate amount of the (1) outstanding principal balance of the Loan, including any Swingline Loans, plus (2) the L/C Exposure, shall not exceed the Maximum Loan Amount. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.8, prepay under Section 2.3.9, and reborrow under this Section 2.8. Each Swingline Loan shall be a Variable Rate Advance. Upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Administrative Agent a risk participation in such Swingline Loan in accordance with 2.08(c) in an amount equal to the product of such Lender’s Commitment Percentage times the amount of such Swingline Loan.

            (b) Each Swingline Loan shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (Eastern time) on the proposed Drawdown Date, and shall specify (i) the amount to be borrowed and (ii) the proposed Drawdown Date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Swingline

   Loan notice, appropriately completed and signed by a responsible officer of the Borrower. Unless (A) the conditions set forth in the proviso to the first sentence of Section 2.8(a) are not satisfied, or (B) one or more of the applicable conditions of borrowing specified herein is not then satisfied, then, subject to the terms and conditions hereof, the Administrative Agent will, not later than 3:00 p.m. on the Drawdown Date specified in such Swingline Loan notice, make the amount of its Swingline Loan available to the Borrower.

            (c) The Administrative Agent shall, within three (3) Business Days after making any Swingline Loan (unless such Swingline Loan has been repaid by the Borrower prior to the expiration of such three (3) Business Day period), on behalf of the Borrower (which hereby authorizes the Administrative Agent to act in its behalf in that regard) cause the Lenders to make a Loan (which shall be a Variable Rate Advance) in an amount equal to such Lender’s Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Sections 2.8(a) and (b). Upon such request, each Lender shall make available to the Administrative Agent the proceeds of such Loan for the account of the Administrative Agent. If the Administrative Agent requires a Loan to be made by the Lenders and the request therefor is received prior to 12:00 Noon, Eastern time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Eastern time, that day; and, if the request therefor is received after 12:00 Noon, Eastern time, then no later than 3:00 p.m., Eastern time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Rate.

            (d) Upon the making of any Variable Rate Advance by the Lenders in accordance with Section 2.8(c), the Borrower shall have the option to convert such Variable Rate Advance into an Effective LIBO Rate Advance in accordance with the terms and provisions of Section 2.3 above.”

f.	Article 2 is hereby amended by adding the following Section 2.9 thereto:

       “2.9. Extension of Maturity Date.

            (a) The Borrower may elect to extend the Maturity Date from the Initial Maturity Date to the Extended Maturity Date, subject to satisfaction of the following terms and conditions as determined by the Administrative Agent in its sole discretion:

               (i) The Borrower notifies the Administrative Agent in writing no later than sixty (60) days before the Initial Maturity Date of the Borrower’s election to request the extension (the “Extension Request”);

               (ii) On the date of each of the Extension Request and on the Initial Maturity Date, no Default or Event of Default then exists;

               (iii) If requested by the Administrative Agent, the receipt of updated Appraisals for one or more Borrowing Base Properties approved by the Administrative Agent; and

               (iv) The Borrower has paid to the Administrative Agent for the pro rata benefit of the Lenders the Extension Fee.

            (b) If the conditions to the Extension Request have been satisfied, the Initial Maturity Date shall be extended until the Extended Maturity Date; provided that the Initial Maturity Date shall not be extended pursuant to the provisions above, unless and until the Administrative Agent shall have notified the Borrower in writing that all of the conditions set forth herein have been satisfied and that the Extended Maturity Date is in effect.”

5.	Amendments to Article 3.

a.	Section 3.2 to the Loan Agreement is hereby amended by deleting the first paragraph of Section 3.2 in its entirety and substituting the following in its stead:

       “3.2. Loan Documents and Security Documents. The Loan shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the following loan documents (the “Loan Documents”), each as the same may be hereafter modified or amended, consisting of: (i) this Loan Agreement; (ii) a separate promissory note in the form of Exhibit C, annexed hereto, payable to each Lender in the aggregate principal amount of Established Loan Amount (as such amount may be increased as provided for herein) (together with any additional Notes delivered as provided herein, including, without limitation, the Swingline Note (as defined below), collectively, the “Note”); (iii) a separate promissory note in the form of Exhibit C-1, annexed hereto, payable to the Administrative Agent in the principal amount of the Swingline Loan Ceiling (the “Swingline Note”); (iv) the various documents and agreements referenced in Section 3.1, above, and (v) any other documents, instruments, or agreements heretofore or hereafter executed to further evidence or secure the Loan.”

b.	Section 3.4 to the Loan Agreement is hereby amended by deleting Section 3.4.1(i) in its entirety.

6.	Amendments to Article 7. Article 7 to the Loan Agreement is hereby amended as follows:

a.	Section 7.16.2 is hereby deleted in its entirety and the following substituted in its stead:

       “7.16.2. Costs of Appraisal. Borrower shall pay for the costs of each Appraisal and each updated Appraisal only (i) once prior to the Initial Maturity Date; (ii) pursuant to an Extension Request in accordance with Section 2.9(a)(iii) hereof; (iii) pursuant to a request by the Borrower in accordance with Section 7.16.3 hereof; and (iv) if Administrative Agent reasonably determines that a material adverse change has occurred to any Borrowing Base Property, or in any case after the occurrence of an Event of Default.”

b.	Section 7.16 is hereby amended by the addition of the following subsection 7.16.3 thereto:

       “7.16.3 Borrower Request. Borrower shall have the right at its option, from time to time, to request that the Administrative Agent order an appraisal of one or more of the Borrowing Base Properties in accordance with the terms of subsection 7.16.1, above.

c.	Section 7.22 is hereby deleted in its entirety and the following substituted in its stead:

       “7.22 Net Worth. The Net Worth shall as determined on each Calculation Date be equal to or greater than $300,000,000.00 plus ninety percent (90%) of the cumulative net cash received from and the value of assets acquired (net of Debt incurred or assumed in connection therewith) through the issuance of Capital Stock by KRT or the Borrower after the Fourth Amendment Date. For purposes of this section “net” means net of underwriters’ discounts, commissions and other reasonable out-of-pocket expenses of issuance actually paid to any Person (other than a Loan Party or an Affiliate of any Loan Party). Further, the net cash proceeds received from the issuance of any series of preferred shares of the Borrower shall equal the gross proceeds from such issuance, less the cost of redeeming any other series of preferred shares of the Borrower (so long as such shares are redeemed within thirty (30) days after the issuance of such new series of preferred shares), any duplicative dividends which accrue with respect to the redeemed series of preferred shares while such shares and the newly issued series of preferred shares remain outstanding, and other expenses of issuance and redemption described in the definition of “net” above. The Net Worth covenant shall be tested by the Administrative Agent on each Calculation Date, such calculation and results to be as determined solely by the Administrative Agent.”

7.	Amendment to Article 13. Article 13 to the Loan Agreement is hereby amended as follows:

a.	Section 13.2.4 to the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

       “13.2.4 Distribution of Liquidation Proceeds. Subject to the terms and conditions hereof, the Administrative Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

First:	To the Administrative Agent, towards any fees and any expenses for which the Administrative Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Administrative Agent.

Second:	To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Administrative Agent and not theretofore paid to such Lenders.

Third:	To the Administrative Agent and all Lenders to pay the outstanding principal amount of all Swingline Loans, in accordance with each Lender’s proportional share based upon its respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Swingline Loans, with each Lender applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to such Lender under the Swingline Loans and then to accrued and unpaid interest due under the Swingline Loans.

Fourth:	To all Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loan, with each Lender applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to such Lender under the Loan and then to accrued and unpaid interest due under the Loan.

Fifth:	To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

Sixth:	To the Borrower or such third parties as may be entitled to claim Liquidation Proceeds.”

b.	Section 13.2.7 to the Loan Agreement is hereby amended by adding the phrase “and Swingline Loans” (i) after the word “Loans” in the third line thereof, (ii) after the word “Loans” in the twelfth line thereof, (iii) after the word “Loans” in the fourteenth line thereof, (iv) after the word “Loans” in the fifteenth line thereof, and (v) after the word “Loans” in the twentieth line thereof.

8.	Amendments to Exhibit A. Exhibit A to the Loan Agreement is hereby amended as follows:

a.	Exhibit A to the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

       “Extended Maturity Date shall mean December 20, 2008.”

       “Extension Fee” shall mean a fee in the amount of one-quarter of one percent (0.25%) of the amount of the Total Commitments, payable by the Borrower to the Administrative Agent pursuant to Section 2.9 hereof.”

       “Extension Request as defined in Section 2.9.”

       “Fourth Amendment Date shall mean                             , 2004.”

       “Initial Maturity Date shall mean December 20, 2007.”

       “Swingline Loan means a Loan Advance made by the Administrative Agent to the Borrower pursuant to Section 2.8 hereof.”

       “Swingline Loan Ceiling shall mean $20,000,000.”

b.	Exhibit A is hereby amended by deleting the definition of “Adjusted Appraised Value” in its entirety and substituting the following in its stead:

       “Adjusted Appraised Value. With respect to any Borrowing Base Property that is the subject of an Appraisal, seventy (70%) percent of the current “as-is” appraised value set forth in such Appraisal, as such may be reviewed and approved by the Administrative Agent and the Lenders.”

c.	Exhibit A is hereby amended by adding the following to the definition of “Aggregate Borrowing Base Value” at the end thereof: “; and provided further that Non-Stabilized Assets shall not account for more than twenty (20%) percent of the Aggregate Borrowing Base Value.”

d.	Exhibit A is hereby amended by deleting the definition of “Adjusted Capitalized Value” in its entirety.

e.	Exhibit A is hereby amended by deleting the table within the definition of “Applicable Margin” in its entirety and substituting the following in its stead:

Applicable Margin
		Applicable Margin	for Variable Rate
Level	Leverage Ratio	for LIBO Rate Loans	Loans
1	Leverage Ratio <= 40%	130 basis points	0 basis points

2	Leverage Ratio >40%
	and <= 50%	140 basis points	0 basis points

3	Leverage Ratio >50%
	and <= 60%	150 basis points	0 basis points

4	Leverage Ratio >60%
	and <= 65%	175 basis points	0 basis points

f.	Exhibit A is hereby amended by deleting the definition of “Availability” in its entirety and substituting the following in its stead:

       “Availability shall mean, from time to time, an amount determined by the Administrative Agent as of each Calculation Date equal to the lesser of the following:

            (a) the Loan; or

            (b) the Aggregate Borrowing Base Value

     minus

(i)	The outstanding principal balance of the Loan; and

(ii)	L/C Exposure.”

g.	Exhibit A is hereby amended by deleting the definition of “Borrowing Base Value” in its entirety and substituting the following in its stead:

       “Borrowing Base Value” shall mean, as determined by the Administrative Agent as of each Calculation Date, for each Borrowing Base Property, the lesser of (x) the Adjusted Appraised Value of such Borrowing Base Property and (y) the Implied Loan Amount for such Borrowing Base Property.”

h.	Exhibit A is hereby amended by deleting the definition of “Established Loan Amount” in its entirety and substituting the following in its stead:

       “Established Loan Amount” shall mean as of the date hereof One Hundred and Twenty Five Million ($125,000,000.00) Dollars, as such amount may be increased in accordance with Section 2.1.1.”

i.	Exhibit A is hereby amended by deleting the definition of “Implied Debt Service” in its entirety and substituting the following in its stead:

       “Implied Debt Service shall mean the annual amount of principal and interest payable on a hypothetical loan in an amount equal to the Implied Loan Amount, based upon a twenty-five (25) year direct reduction monthly amortization schedule and a per annum interest rate equal to the greater of (i) the 10-year Treasury Rate as of the Calculation Date plus two percent (2%) or (ii) 7.00%.”

j.	Exhibit A is hereby amended by deleting the definition of “Note” in its entirety and substituting the following in its stead:

       “Note. Collectively, (i) the Notes payable to each Lender in the aggregate original principal amount of the Established Loan Amount (as such amount may be increased as provided for herein), and (ii) the Swingline Note.”

k.	Exhibit A is hereby amended by deleting “ninety (90%) percent” from the tenth line of the definition of “Permitted Distributions” and substituting “ninety-five (95%) percent” in its stead.

l.	Exhibit A is hereby amended by deleting the definition of “Stabilized Asset” in its entirety.

m.	Exhibit A is hereby amended by deleting “9.50%” from the fifth line of subsection (a) within the definition of “Total Asset Value” and substituting “9.0%” in its stead.

9.	Amendment to Exhibit B-1. Exhibit B-1 to the Loan Agreement is hereby deleted in its entirety and replaced with “Exhibit B-1” attached hereto and made a part hereof.

10.	Exhibit C-1. “Exhibit C-1” attached hereto and made a part hereof is hereby added to the Loan Agreement.

11.	Amendment to Exhibit G. Exhibit G to the Loan Agreement is hereby deleted in its entirety and replaced with “Exhibit G” attached hereto and made a part hereof.

12.	No Further Modification. Except as expressly modified in the manner set forth above, the Loan Agreement shall remain unmodified and in full force and effect.

13.	No Claims; Waiver. The Borrower acknowledges, confirms and agrees that as of the date hereof the Borrower has no offsets, defenses, claims or counterclaims against the Administrative Agent or any of the Lenders with respect to, under or relating to the Loan, the Loan Documents, or the transactions contemplated therein, and, to the extent that the Borrower has or has ever had any such offsets, defenses, claims or counterclaims, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

14.	Binding Agreement. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

15.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

16.	Governing Law; Sealed Instrument. This Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts (except and as to the limited extent expressly provided in the Loan Agreement) and shall take effect as a sealed instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.

BORROWER:	KRAMONT OPERATING PARTNERSHIP, L.P.

	By:	Kramont Realty Trust,
Its general partner

By:

Name:
Title:

ADMINISTRATIVE AGENT:	FLEET NATIONAL BANK

By:

Name:
Title:

LENDER:	FLEET NATIONAL BANK

By:

Name:
Title:

LENDER:	WILMINGTON TRUST OF PENNSYLVANIA

By:

Name:
Title:

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

LENDER:	COMPASS BANK

By:

Name:
Title:

LENDER:	FIRSTRUST BANK

By:

Name:
Title:

LENDER:	COMMERZBANK AG

By:

Name:
Title:

LENDER:	U.S. BANK NATIONAL ASSOCIATION

By:

Name:
Title: